UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Direct Digital Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! DIRECT DIGITAL HOLDINGS, INC. 1177 WEST LOOP SOUTH, SUITE 1310 HOUSTON, TEXAS 77207 DIRECT DIGITAL HOLDINGS, INC. 2023 Annual Meeting Vote by June 11, 2023 11:59 PM ET Vote Virtually at the Meeting* June 12, 2023 9:30 AM Central Time Virtually at: www.virtualshareholdermeeting.com/DRCT2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V17190-Z85298 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. You invested in DIRECT DIGITAL HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on June 12, 2023. V1.2

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V17191-Z85298 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 01) Mark D. Walker 02) Keith W. Smith 03) Richard Cohen 04) Antoinette Leatherberry 05) Mistelle Locke 1. Election of Directors Nominees: 2. Ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2023. NOTE: The proxies are authorized to act upon such other business as may properly come before the meeting or any adjournment or postponement thereof. For For